UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 29, 2011

CHEVIOT FINANCIAL CORP.
(Exact Name of Registrant as Specified in Charter)

Federal	0-50529	56-2423750
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3723 Glenmore Avenue, Cheviot, Ohio	45211
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:                                                                                     (513) 661-0457

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Item 2. 02              Results of Operations and Financial Condition

On April 29, 2011, Cheviot Financial Corp. announced its earnings for the quarter ended March 31, 2011.  A copy of the press release dated April 29, 2011, detailing earnings for this period is attached as Exhibit 99.1 to this report.

Item 9.01               Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired. Not Applicable.
(b)	Pro forma financial information. Not Applicable.
(c)	Shell company transactions. Not Applicable.
(d)	Exhibits.

The following Exhibit is attached as part of this report:

99.1 Press release of Cheviot Financial Corp., dated April 29, 2011, announcing the company’s earnings for the three months ended March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHEVIOT FINANCIAL CORP.

DATE: April 29, 2011	By: /s/ Scott T. Smith
Scott T. Smith
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Cheviot Financial Corp., dated April 29, 2011, announcing the company’s earnings for the three months ended March 31, 2011.